Exhibit 99.2
Questions and Answers

Information for UNS Energy Shareholders about the Proposed Acquisition

Q:     What does this transaction mean for UNS Energy shareholders?

A:	The agreement calls for Fortis to pay $60.25 per share for UNS Energy common stock upon closing of the transaction.

Q:     When will shareholders vote on the acquisition?

A:	Special proxy materials are expected to be mailed to shareholders during the first half of 2014. Additional details about the vote will be posted on uns.com when they become available.

Q:     What percentage of shareholders is needed to approve the acquisition?
A:     Fifty percent plus one vote must vote in favor of the acquisition for the proposal to be approved.

Q:     What other approvals are necessary before the transaction can be finalized?

A:
The transaction also must be approved by the Arizona Corporation Commission (ACC) and the Federal Energy Regulatory Commission (FERC) and is subject to the satisfaction of customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Q:     When is the transaction expected to close?

A:	UNS Energy anticipates the transaction will be finalized before the end of 2014.

Q:     Can I continue buying shares of UNS Energy?

A:	Yes. UNS Energy common stock will continue to be traded on the New York Stock Exchange (NYSE) until the transaction is finalized.

Q:     Will UNS Energy continue paying dividends?

A:
Future dividend payments are considered separately by the Board of Directors and are subject to numerous factors that ordinarily affect dividend. However, the merger agreement does allow for the continuation of dividends at the discretion of the Board of Directors.

Q:     Will I have to sell my shares?

A:
If a majority of shareholders vote for the acquisition, and all other necessary approvals are secured and closing conditions satisfied, then all shareholders must sell their shares for the proposed purchase price. UNS Energy will notify shareholders upon completion of the transaction.

Q:     Do I have to wait until the acquisition closes to sell my shares?

A:	No. UNS Energy common stock will continue to be traded on the NYSE until the transaction is finalized.

Q:     What if I have additional questions about my UNS Energy shares?

A:	If you hold your shares in a brokerage account, please contact your broker. If you are a registered shareholder, you may contact Computershare toll-free at 866-537-8709.

Information for Customers about the Proposed Acquisition

Q:     Why has UNS Energy agreed to join Fortis?

A:
In addition to providing shareholders with an immediate premium, this acquisition will provide UNS Energy and its utility subsidiaries, Tucson Electric Power (TEP) and UniSource Energy Services (UES), with new financial strength as part of a respected family of well-run local utilities.

As a relatively small investor owned utility (IOU), UNS Energy faces financial challenges posed by increasing environmental compliance requirements, prospective carbon costs, growing renewable energy mandates, stricter cyber-security laws and other new regulatory mandates. Joining the Fortis group will improve our access to the capital we’ll need to address those challenges.

Fortis shares our commitment to customer service and community support and has a strong record of supporting the local operations of its utility companies. UNS Energy will remain headquartered in Tucson under local control with current management and staffing levels and no planned changes to our existing operations or rates.

Q:     Why wouldn’t UNS Energy want to remain independent?

A:
UNS Energy is a strong, stable company with sound finances and a history of generating shareholder value through safe, reliable utility operations. While those characteristics have served us well as a standalone company, they also attracted a compelling offer from Fortis that would allow us to maintain our current course with additional resources and support from a world class family of well-run utilities.

In our capital-intensive industry, consolidation is an increasingly common response to the stark cost of complying with stricter environmental controls and expanding regulatory mandates. The ranks of IOUs have dwindled over the past decade through mergers and acquisitions, leaving UNS Energy among the smallest in terms of market capitalization.

This acquisition will provide UNS Energy with new financial strength to help us execute our long-term strategy. Fortis will inject $200 million of equity into UNS Energy when the acquisition is finalized, strengthening our balance sheet and helping us fund our plan to purchase Unit 3 at the natural gas-fired Gila River Power Plant. Fortis’ strong credit rating also will improve our access to financial markets for other needs. Projects that might have proven out of reach will become more accessible as part of a new, larger Fortis family of utilities.

Q:    What approvals are necessary before the transaction can be finalized?

A:
The proposed acquisition is subject to approval by the holders of a majority of the outstanding shares of UNS Energy. The transaction also must be approved by the Arizona Corporation Commission (ACC) and the Federal Energy Regulatory Commission (FERC) and is subject to the satisfaction of customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Q:     When are shareholders expected to vote on this transaction?

A:	We plan to present this transaction to UNS Energy shareholders for a vote in the first half of 2014.

Q:     What happens if shareholders reject the transaction?

A:
We are confident our shareholders will recognize the value this transaction would create for them as well as our company and our customers. Nevertheless, if shareholders reject the proposed acquisition, UNS Energy would continue on as an independent investor-owned utility holding company.

Q:     When will the company request approval from the ACC?
A:     We expect to file a request in early 2014 asking the ACC to approve the transaction.

Q:    Why should regulators approve of this acquisition?

A:
We believe this transaction provides compelling benefits for our company, our customers and the communities we serve. Fortis is a respected provider of regulated utility service with a strong reputation for customer focus and community support. Fortis has pledged to maintain or enhance our volunteer programs and other charitable efforts, honor our existing labor agreements and preserve our local management’s ability to establish staffing levels, oversee regulatory affairs and make other key decisions. These commitments, combined with Fortis’ strong track record and financial standing, should reassure the ACC and others that this transaction would serve the public interest.

Q:	When will the acquisition be complete?

A:	We anticipate the transaction will be finalized before the end of 2014

Q:     How will UNS Energy be managed once the acquisition is complete?

A:
Fortis believes in letting the management teams of its local utilities make the key decisions on how to best serve their customers. Fortis will collaborate with our management team on major investment decisions.

Fortis has committed to retaining our current management under the direction of a newly constituted UNS Energy Board of Directors, the majority of whom will be independent (as they are today), with the majority of those independent directors residing in Arizona. Our local managers will make decisions regarding staffing levels, hiring practices, and regulatory matters; negotiate future collective bargaining agreements; and oversee daily operations just as they do today.

Q:     How will this transaction affect customers?

A:
Customers won’t notice any changes resulting from this transaction. Our corporate headquarters will remain in Tucson under our current management team, and all of our employees will continue working to serve our customers’ diverse energy needs. Our rates, which remain among the lowest in the region, will not be affected by this transaction. Our company names won’t change, either. We will remain a nationally recognized leader in renewable energy through our growing portfolio of local solar power systems. We also will remain engaged in our community by supporting local nonprofit groups and the award-winning efforts of our employee volunteers.

Q:     Will this transaction affect rates?

A:
No. Our utility rates will not change as a result of this acquisition, and neither TEP nor UES will seek to recover any transaction-related costs in future rates. The ACC will continue to set our rates based on the costs that TEP and UES incur to provide safe reliable service.

Q:     Will TEP and UES maintain the same level of community support after the acquisition?

A:
Yes. Fortis shares our commitment to community service and has pledged to maintain or enhance our nationally recognized employee volunteer programs, charitable contributions and support for low income customers.

Q:     Will TEP and UES maintain their renewable energy and energy efficiency programs?

A:
Yes. We will continue to operate our renewable energy and energy efficiency programs in accordance with rules established by the ACC. The programs are not expected to change as a result of this transaction.

Information for UNS Energy Employees about the Proposed Acquisition

Q:    Why has UNS Energy agreed to join Fortis?

A:
In addition to providing shareholders with an immediate premium, this acquisition will provide UNS Energy and its utility subsidiaries, Tucson Electric Power (TEP) and UniSource Energy Services (UES), with new financial strength as part of a respected family of well-run local utilities.

As a relatively small investor owned utility (IOU), UNS Energy faces financial challenges posed by increasing environmental compliance requirements, prospective carbon costs, growing renewable energy mandates, stricter cyber-security laws and other new regulatory mandates. Joining the Fortis group will improve our access to the capital we’ll need to address those challenges.

Fortis shares our commitment to customer service and community support and has a strong record of supporting the local operations of its utility companies. UNS Energy will remain headquartered in Tucson under local control with current management and staffing levels and no planned changes to our existing operations or rates.

Q:     How will UNS Energy be managed once the acquisition is complete?

A:
Fortis believes in letting the management teams of its local utilities make the key decisions on how to best serve their customers. Fortis will collaborate with our management team on major investment decisions.

Fortis has committed to retaining our current management under the direction of a newly constituted UNS Energy Board of Directors, the majority of whom will be independent (as they are today), with the majority of those independent directors residing in Arizona. Our local managers will make decisions regarding staffing levels, hiring practices, and regulatory matters; negotiate future collective bargaining agreements; and oversee daily operations just as they do today.

Q:    What does today’s announcement mean for my job? What does this mean for me?

A:
This transaction will not affect UNS Energy’s day to day business. Fortis has pledged to honor our existing labor agreements, maintain our community service programs and preserve local control over our operations. The leaders of Fortis proposed this merger because they like how our business is run, including our focus on continuous improvement and innovation. The transaction will provide us with new financial strength to carry out our locally directed corporate strategy.

Q:    How will this transaction impact our operations?

A:
Other than new work associated with the transaction itself, the proposed acquisition will not affect our day-to-day operations. All of our employees and their teams will continue working toward our board-approved corporate goals while maintaining our enduring commitment to provide safe, reliable and responsive service to our customers. We also will maintain our focus on operational excellence and continuous improvement while embracing innovations and changes that help us serve customers more efficiently and effectively.

Q:    Will employment levels change as a result of this transaction?

A:
Our management will continue to decide what employment levels are appropriate to execute our business and deliver on our corporate objectives after the acquisition. Fortis has expressly stated that it will support this approach for at least two years after the transaction is finalized. The companies will continue recruiting to fill open job positions, just as we do today. Fortis’ business model does not rely on reducing employment levels at UNS Energy to realize financial success. Fortis plans to incorporate UNS Energy into its long-term utility portfolio, rewarding its shareholders through the dividends created by our locally directed operations.

Q:    Will my compensation or benefits change as a result of this transaction?

A:
Our management will continue to review and make changes as appropriate to our compensation and benefits programs after the acquisition. The agreement guarantees that, for at least two years, UNS Energy will maintain employee benefits no less favorable than those provided at the time the transaction is finalized.

As always, our benefit plans will be reviewed annually by our local management team and will be subject to changes in employee contributions, co-pays, deductibles and other components - changes typically announced each fall through our open enrollment process. These kinds of changes can affect the calculated economic value of benefits provided to our employees. The only change resulting from this transaction will be that, for two years afterward, the economic value of benefits provided to our employees through our benefit plans will not be reduced.

Our company also will continue to manage our labor contracts, including renegotiations conducted through the normal course of business and normal negotiations at the expiration of contracts. Fortis also has agreed to honor these labor contracts for our classified employees.

The merger agreement guarantees the continuation of our Performance Enhancement Plan (PEP) for at least two years after the transaction is finalized, with no change to the incentives that would be provided for the achievement of corporate goals established by UNS Energy’s Board of Directors. The benchmarks established for 2013 and 2014 goals will remain in place as well, though the measurement of any goal directly affected by the transaction itself will be evaluated accordingly.

Q:     Why wouldn’t UNS Energy want to remain independent?

A:
UNS Energy is a strong, stable company with sound finances and a history of generating shareholder value through safe, reliable utility operations. While those characteristics have served us well as a standalone company, they also attracted a compelling offer from Fortis that would allow us to maintain our current course with additional resources and support from a world class family of well-run utilities.

In our capital-intensive industry, consolidation is an increasingly common response to the stark cost of complying with stricter environmental controls and expanding regulatory mandates. The ranks of IOUs have dwindled over the past decade through mergers and acquisitions, leaving UNS Energy among the smallest in terms of market capitalization.

This acquisition will provide UNS Energy with new financial strength to help us execute our long-term strategy. For example, Fortis will inject $200 million of equity into UNS Energy when the merger is finalized, strengthening our balance sheet and helping us fund our plan to purchase Unit 3 at the natural gas-fired Gila River Power Plant. Fortis’ strong credit rating also will improve our access to financial markets for other needs. Projects that might have proven out of reach will become more accessible as part of a new, larger Fortis family of utilities.

Q:	How does this proposal differ from the previous acquisition attempt that was rejected by the ACC in December 2004?

A:
Joining the Fortis group would create more benefits for UNS Energy and our customers than the acquisition proposed in December 2003 by a group of investors led by Kohlberg Kravis Roberts & Co. (KKR). While that proposal would have added debt to our balance sheets, Fortis will provide its own financing for this transaction while injecting $200 million in capital into UNS Energy upon closing. The previous investor group also lacked Fortis’ experience and long-term vision as a utility holding company with a history of helping its subsidiaries provide safe, reliable and responsive service to customers.

Q:    What approvals are necessary before the transaction can be finalized?

A:
The proposed acquisition is subject to approval by the holders of a majority of the outstanding shares of UNS Energy. The transaction also must be approved by the Arizona Corporation Commission (ACC) and the Federal Energy Regulatory Commission (FERC) and is subject to the satisfaction of customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Q:     When are shareholders expected to vote on this transaction?

A:	We plan to present this transaction to UNS Energy shareholders for a vote in the first half of 2014.

Q:     What happens if shareholders reject the transaction?

A:
We are confident our shareholders will recognize the value this transaction would create for them as well as our company and our customers. Nevertheless, if shareholders reject the proposed acquisition, UNS Energy would continue on as an independent investor-owned utility holding company.

Q:     When will the company request approval from the ACC?
A:     We expect to file a request in early 2014 asking the ACC to approve the transaction.

Q:    Why should regulators approve of this acquisition?

A:
We believe this transaction provides compelling benefits for our company, our customers and the communities we serve. Fortis is a respected provider of regulated utility service with a strong reputation for customer focus and community support. Fortis has pledged to maintain or enhance our volunteer programs and other charitable efforts, honor our existing labor agreements and preserve our local management’s ability to establish staffing levels, oversee regulatory affairs and make other key decisions. These commitments, combined with Fortis’ strong track record and financial standing, should reassure the ACC and others that this transaction would serve the public interest.

Q:	When will the acquisition be complete?

A:	We anticipate the transaction will be finalized before the end of 2014

Q:    Will the company’s name change?

A:	No. UNS Energy will retain its name as a subsidiary of Fortis, while TEP, UES and Southwest Energy Solutions (SES) will continue to operate under their current brand names.

Q:    Will we maintain our Tucson headquarters and other existing offices?

A:	Yes. UNS Energy’s corporate headquarters will remain in Tucson, and our other TEP and UES offices and facilities will remain in place across the state.

Q:     Will any job functions be centralized with Fortis?

A:	No. Fortis employs fewer than 50 people at the holding company level and relies on the management teams and employees at its local subsidiaries to oversee utility operations.

Q:     Who will my employer be after the transaction is finalized?
A:    You will continue to work for your current employer - TEP, UNS Gas, UNS Electric or SES.

Q:     What kind of relationship does Fortis have with labor unions?

A:
The majority of employees at Fortis’ utility subsidiaries are represented by labor unions, including local chapters of the International Brotherhood of Electrical Workers (IBEW). These companies have strong relationships with their employees’ labor unions.

Q:    What should I do if someone outside the company contacts me about this transaction?

A:	All media questions should be directed to Joseph Barrios at (520) 884-3725 or jbarrios@tep.com.

If your friends, family or associates ask about the transaction, feel free to refer them to our corporate web sites for more information and consider responding with these three key points:
This transaction provides our company with new financial strength to help us address costly long-term challenges while maintaining safe, reliable and affordable service;
We’ll still be a local utility. Our company will remain headquartered in Tucson with our current management team and employees, with no changes to our operations, rates or community engagement
Fortis is a longtime utility provider with 2.4 million customers that shares our company’s commitment to safe, reliable service and community service

Forward-Looking Statements
Statements included in this news release and any documents incorporated by reference which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Exchange Act. Forward-looking statements may be identified by words including “anticipates,” “intends,” “estimates,” “believes,” “projects,” “expects,” “plans,” “assumes,” “seeks,” and similar expressions. Forward-looking statements including, without limitation, those relating to UNS Energy Corporation’s and its subsidiaries’ future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, as well as the timing and consequences of the Fortis acquisition, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements. Those factors include, but are not limited to: the possibility that various conditions precedent to the consummation of the Fortis transaction will not be satisfied or waived; the ability to obtain shareholder and regulatory approvals of the Fortis transaction on the timing and terms thereof; state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of our pension and other retiree benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; cyber attacks or challenges to our information security; and the performance of TEP's generating plants; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. UNS Energy Corporation and its subsidiaries undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.
Additional Information about the Acquisition and Where to Find It
In connection with the proposed acquisition, UNS Energy Corporation will file a proxy statement with the SEC and intends to file other relevant materials with the SEC. Investors and security holders of UNS Energy Corporation are urged to read the proxy statement and other relevant materials filed with the SEC when they become available because they will contain important information about the proposed acquisition and related matters. The final proxy statement will be mailed to UNS Energy Corporation stockholders. Investors and stockholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by UNS Energy Corporation, at the SEC's website, www.sec.gov. These documents (when they are available) can also be obtained by investors and stockholders free of charge from UNS Energy Corporation by directing a request to Library and Resource Center, UNS Energy Corporation, 88 E. Broadway Boulevard, Mail Stop HQW302, Tucson, Arizona 85701.
Participants in the Solicitation of Proxies
This communication is not a solicitation of a proxy from any security holder of UNS Energy Corporation. However, UNS Energy Corporation, Fortis and certain of their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from shareholders of UNS Energy Corporation in connection with the proposed acquisition. Information about UNS Energy Corporation’s directors and executive officers may be found in its 2012 Annual Report on Form 10-K filed with the SEC on February 27, 2013, and definitive proxy statement relating to its 2013 Annual Meeting of Stockholders filed with the SEC on March 21, 2013. Information about Fortis’ directors and executive officers may be found in its Management Information Circular available on its website at www.fortisinc.com. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the merger will be included in the proxy statement and other relevant materials filed with the SEC when they become available.